DISPOSAL OF A SUBSIDIARY	12 Months Ended
Dec. 31, 2017
DISPOSAL OF A SUBSIDIARY

31. DISPOSAL OF A SUBSIDIARY

On August 21, 2017, Beijing Yingke entered into a proposed acquisition agreement with Shanghai IT and Yunmei Partnership, which owned 70% and 30% equity interest in The9 Education, respectively. Beijing Yingke has proposed to acquire the entire equity interest of The9 Education for consideration of RMB12.0 million, payable to Shanghai IT and Yunmei Partnership for RMB8.6 million and RMB3.6 million, respectively.

The proposed acquisition is to sell the shell company of The9 Education, which is listed on NEEQ. Beijing Yingke will not take over the operation of educational services of The9 Education. In November 2017, The9 Education passed a resolution for issuance of additional 20,000,000 new ordinary shares with a par value of RMB1 each, and the new shares were taken and paid-up by Beijing Yingke. In 2017, Shanghai IT received an advance of RMB6.8 million from Beijing Yingke, and Shanghai IT transferred 5,600,000 ordinary shares to Beijing Yingke accordingly. As of December 31, 2017, disposal of The9 Education was yet to be completed. Shanghai IT owned 8.75% equity interest in The9 Education and controls The9 Education through a VIE structure. The assets and liabilities of The9 Education will be transferred from the shell company to Shanghai IT or be disposed off upon completion of the transaction.

Followed the disposal of shell company, the Group intends to dispose of the business operation of educational services for a minimal consideration. The intended disposal of educational services will not have a significant effect on the Group’s operations and financial results. The Group has classified the assets and liabilities directly associated with the assets of educational services as held for sale as of December 31, 2017.